UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street   Omaha, Nebraska 68137

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 3/31/13

Item 1.  Reports to Stockholders.

SOUTHERNSUN SMALL CAP FUND

SOUTHERNSUN US EQUITY FUND

INVESTMENT ADVISER

SOUTHERNSUN ASSET MANAGEMENT, INC.

6000 POPLAR AVENUE, SUITE 220

MEMPHIS, TN 38119

SEMI-ANNUAL REPORT

MARCH 31, 2013

2013 Semi-Annual Shareholder Letter

Dear Fellow Shareholders,

We believe that there is little substitute for critical reasoning, attention to detail, revealing query, patience, and on-the-ground research. During the last 6 months, we visited many portfolio companies, both in the U.S. and in South America, and we made several trips to visit prospective businesses. We used this time with our portfolio companies to better understand their priorities and objectives for the coming year.

We also continued to drill down on what their longer-term strategies are, especially given numerous global uncertainties and serious problems that persist. Problems such as the U.S. fiscal situation, with a debt to GDP that has doubled since 2008 and an unemployment rate that is—and is forecasted to remain—high. Much of the increased regulation and constant back-and-forth in Washington seems to be creating roadblocks that prevent real growth from occurring in the U.S. These are challenges which we believe our companies will continue to face. Furthermore, the number of European countries which are a drag on that overall economy seems to be growing in number. That, combined with Europe’s 12% unemployment rate, limits our portfolio companies’ current opportunities in the Eurozone.

Growth in other parts of the world is not as robust either. The Brazilian economy is not as strong as it has been in recent years; however, on a recent visit to that country, we found several interesting pockets of strength where our U.S. companies are investing and where we are finding opportunities for our Global strategy. China, too, continues to grow at a less torrid pace. All in all, this environment makes it difficult to generate ideas and find quality at a good value. However, we believe that one of the benefits of running a more concentrated portfolio is that we only need a couple of new ideas each year. This allows us to be selective and not chase multiples as stocks get bid up. If we needed to find 20 to 30 new names this year, it would be extremely difficult.

As we met with our companies during the first quarter of this year, we heard a similar story to last quarter. They are continuing to broadly deliver solid results with topline growth and margin expansion—although that is getting tougher.  On the whole, our companies are generating strong discretionary cashflow while maintaining well-capitalized balance sheets, so we believe that they are in a position to accelerate whether the market pulls back or whether we see real growth in global GDP.

We are still seeing strength in some secular themes around energy infrastructure with names like Chicago Bridge & Iron Company (CBI), Trinity Industries, Inc. (TRN), and Flowserve Corporation (FLS), and demand for proteins with companies like AGCO Corporation (AGCO) and protein producers, Smithfield Foods, Inc. (SFD) and Sanderson Farms, Inc. (SAFM). While we believe they are well-positioned, organic growth going forward is going to be tough. Sluggish global growth prospects do not bode well for overwhelming volume increases. Although profit margins are very strong from a historical perspective, the year-over-year improvement that we have seen in the past few years makes continued increases more difficult, since much of the low-hanging fruit has already been picked.

Another issue that we would like to address is the use of cash. Our companies generate a good bit of discretionary cashflow, so we pay close attention to what they are doing with it. We have been through a period over the last five years which began with cash being used primarily for debt paydown and restructuring and then transitioned into a stretch of meaningful M&A activity. In 2012 and 2013, we saw cash returned to shareholders either via buybacks or dividend increases. In fact, we estimate that roughly 75% of our portfolio companies have increased their dividend in the last year and about 50% of them have been utilizing stock buybacks as a way to return cash to shareholders. Only a small number of companies in our Small Cap Fund and U.S. Equity Fund are not paying dividends or buying back stock.

The last potential use of cash which we have not seen a lot of is growth of CAPEX. Companies remain very focused and deliberate about where to invest in new operations. They are focusing on higher-return and quicker- payback projects. This does not mean that companies are not spending money on organic growth initiatives—because they are—but not as aggressively as we would typically see during a strong bull market.

Lastly, despite strong valuations, we are pleased to have found new investment opportunities for both of our Funds over the past six months.  Within our U.S. Equity Fund, we added Western Union (WU) during the fourth quarter of 2012. WU is a company engaged in money movement and payment services.  It is the marketshare leader in the money transfer industry with a global network of over 500,000 agents in over 200 countries worldwide with approximately 90% of those agents outside of the US.  From an industry perspective, emigration and immigration have grown, and should continue to grow, faster (5-8%/yr) than global GDP, which should mean more movement in money and opportunity for WU.

WU’s segments are Consumer-to-Consumer, Consumer-to-Business, and Business Solutions. It generates approximately 80% of revenue from its Consumer-to-Consumer business where money is transferred from one consumer to another generally through a third party agent. Their Consumer-to-Business segment facilitates bill payments from consumers to businesses and other organizations including utilities, auto finance, and mortgage services.  The company’s Business Solutions segment facilitates business-to-business payment solutions which are primarily cross-border, cross currency transactions.

In addition to their leading market position and strong global brand, we believe their variable cost structure provides a meaningful level of operating margin protection, as well as the advantage that WU’s size/resources provides them in complying with financial regulations, which often vary from country to country.  Strong discretionary cash flow generation and a solid, experienced, deep management team are also strong positives, in our opinion.

We also added a Consumer Discretionary company to our U.S. Equity Fund during the first quarter of 2013.  Within our Small Cap Fund, we added a new Technology name during the first quarter.  As is our practice with recent additions, we will provide more details on both of these new positions within our next letter.

Finally, as a matter of housekeeping, many of you know that we try to be conscious of our capacity, so we made the prudent choice to soft close our Small Cap strategy (both the separately managed accounts and the SouthernSun Small Cap Fund) to most new investors as of May 17, 2013. This is a soft close, so we will remain open to existing investors to accommodate additional inflows in the future. Our SMID Cap separately managed account strategy and our U.S. Equity Fund will be our primary vehicles for new accounts for now.

Fund Performance

Small Cap Fund

Looking at the performance of the Small Cap Fund in more detail, for the trailing six (6) month period (ending March 31, 2013), the Investor share class was up 22.26%, while the benchmark, the Russell 2000 Index1, was up 14.48%.  For the trailing twelve (12) month period ending March 31, 2013, the Investor share class was up 20.10%, while the Russell 2000 Index1 was up 16.30%.  For the five (5) year period ending March 31, 2013, the Investor Share class’s average annual return was up 14.58%, while the Russell 2000 Index1 was up 8.24%.  The average annual rate of return since inception of the Investor share class (October 1, 2003) to March 31, 2013, was a positive 12.79%, while the Russell 2000 Index1 average annual rate of return was a positive 8.70%.

The Institutional share class of the Fund, for the trailing six (6) month period (ending March 31, 2013), was up 22.46%, while the Russell 2000 Index1 was up 14.48%.  For the trailing twelve (12) month period ending March 31, 2013, the Institutional share class was up 20.42%, while the Russell 2000 Index1 was up 16.30%.  The average annual rate of return since inception of the Institutional share class (October 1, 2009) to March 31, 2013 was a positive 26.31%, while the Russell 2000 Index1 average annual rate of return was a positive 15.41%.

Over the past six month period ending March 31, 2013, much of our outperformance was driven by our strong selection within the Fund.  Our stock selection within the Producer Durables sector, led by our position in Chicago Bridge & Iron (CBI), and our stock selection within the Consumer Staples sector, led by Safeway Inc. (SWY), drove much of our outperformance relative to the Index.  Our top performer was Chicago Bridge & Iron (CBI), which completed the acquisition of The Shaw Group, doubling the size of the company and increasing exposure to diversified end markets.  Another name having a significant positive impact on the portfolio was Trinity Industries (TRN), a multi-industry company that provides products and services to the industrial, energy, transportation, and construction sectors.

Our cash position, which averaged approximately 6.7% over the past six month period, detracted from the Fund’s performance.  Additionally, our position in Newfield Exploration (NFX) hurt the portfolio.  Newfield is an independent energy company engaged in the exploration, development and production of crude oil, natural gas and natural gas liquids. We maintain conviction in the name, believing management is rightly continuing to execute on a capital program which shifts spending from natural gas directed drilling to liquids directed drilling. We subsequently added to the position on weakness. Darling International (DAR) was also a weak performer on a relative basis over the past six months.

U.S. Equity Fund

Looking at the performance of the U.S. Equity Fund in more detail, for the trailing six (6) month period (ending March 31, 2013), the Investor share class was up 20.11%, the Institutional share class was up 20.21%, and the "C" share class was up 19.61%. During this same time period the Russell 2500 Index was up 16.35%, and the Russell Mid Cap Index was up 16.21%.

Performance since inception of the U.S. Equity Fund on April 10, 2012 was also positive. Since inception, the Investor share class of the Fund was up 21.19%, the Institutional share class was up 21.53%, and the "C" share class was up 20.57%. During this same time period the Russell 2500 Index was up 23.79%, and the Russell Mid Cap Index was up 22.39%.

Looking more specifically at the six month period ending March 31, 2013, our stock selection drove the majority of our positive performance in the quarter. Our stock selection in the Producer Durables and Consumer Staples sectors were particularly strong, driven by names like Safeway (SWY), Chicago Bridge & Iron (CBI) and Trinity Industries (TRN).  SWY is a traditional retail grocer with 1600 stores in prime locations along the U.S. West Coast and Canada.  SWY produces approximately $500 million in cash each year and management continues to execute its share repurchase program, maintain its dividend, and reinvest in the business.

However, our cash position detracted from our performance over this same period.  Our exposure to Energy through Newfield Exploration Co. (NFX) and the Consumer Discretionary sector through Thor Industries Inc. (THO) also hurt the Fund’s performance.

We thank you for your continued trust in helping you reach your investment goals.  If you should have any questions, please contact us at 866-672-3863 or use the information request section of the “Contact Us” page of our website, www.southernsunfunds.com.

Michael W. Cook, Sr.

CEO/Chief Investment Officer

SouthernSun Asset Management

0725-NLD-5/11/2013

SouthernSun Small Cap Fund

Portfolio Review (Unaudited)

Total Returns as of March 31, 2013
			Five	Since
	Six Months	One Year	Years	Inception*
Investor Class	22.26%	20.10%	14.58%	12.79%
Institutional Class	22.46%	20.42%	N/A	26.31%
Russell 2000	14.48%	16.30%	8.24%	8.70%**

________

* Investor Class commenced operations on October 1, 2003.  Institutional Class commenced operations on October 1, 2009.

**Average annual total return is since October 1, 2003.  The average annual total return of the Russell 2000 since October 1, 2009 is 15.41%.

The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2014, to ensure that the net annual fund operating expenses will not exceed 1.27% and 1.03% for Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-672-3863.

Portfolio Holdings by Industry As of March 31, 2013 (Unaudited)	% of Net Assets		% of Net Assets
Common Stocks	91.77	Software	4.23
Machinery	13.28	Healthcare Products	4.22
Food Processing	10.13	Oil & Gas	3.98
Financial Services	9.79	Home Builders	3.43
Miscellaneous Manufacturing	7.93	Metal Fabricate/Hardware	3.41
Apparel Construction Services Healthcare Services Oil & Gas Services Commercial Services	. 7.86 4.74 4.45 4.36 4.24	Environmental Control Recreational Products Computers Short Term Investments Liabilities in Excess of Other Assets Total Net Assets	3.35 1.87 0.50 11.10 (2.87) 100.00

SouthernSun US Equity Fund

Portfolio Review (Unaudited)

Total Returns as of March 31, 2013
		Since
	Six Months	Inception*
Investor Class	20.11%	21.19%
Institutional Class	20.21%	21.53%
Class C	19.61%	20.57%
Russell 2500	16.35%	23.79%

________

* SouthernSun US Equity commenced operations on April 10, 2012.

The Russell 2500 is an unmanaged market capitalization-weighted index which is comprised of 2500 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2014, to ensure that the net annual fund operating expenses will not exceed 1.35% , 1.10% and 2.10% for Investor Class,  Institutional Class, and Class C, respectively, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-672-3863.

Portfolio Holdings by Industry As of March 31, 2013 (Unaudited)	% of Net Assets		% of Net Assets
Common Stocks	91.39	Software	4.50
Machinery	15.62	Forest Products & Paper	4.46
Construction Services	10.64	Financial Services	4.30
Food Processing	8.63	Electric	4.10
Apparel	5.49	Commercial Services	3.51
Miscellaneous Manufacturing Metal Fabricate/Hardware Oil & Gas Healthcare Services Environmental Control	. 5.31 5.25 4.99 4.94 4.51	Home Builders Recreational Products Short Term Investments Liabilities in Excess of Other Assets Total Net Assets	3.43 1.71 10.77 (2.16) 100.00

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Unaudited)
March 31, 2013

Shares		Market Value

	COMMON STOCK - 91.77%
	APPAREL - 7.86%
344,525	Columbia Sportswear Co.	$ 19,941,107
993,600	Iconix Brand Group, Inc. *	25,704,432
		45,645,539
	COMMERCIAL SERVICES - 4.24%
872,421	Brink's Co.	24,654,617

	COMPUTERS - 0.50%
95,572	Diebold, Inc.	2,897,743

	CONSTRUCTION SERVICES - 9.79%
447,970	Chicago Bridge & Iron Co.	27,818,937
612,500	URS Corp.	29,038,625
		56,857,562
	ENVIRONMENTAL CONTROL - 4.74%
1,533,434	Darling International, Inc. *	27,540,475

	FINANCIAL SERVICES - 3.35%
126,825	Affiliated Managers Group, Inc. *	19,476,515

	FOOD PROCESSING - 10.13%
764,045	Safeway, Inc.	20,132,586
298,853	Sanderson Farms, Inc.	16,323,351
846,650	Smithfield Foods, Inc. *	22,419,292
		58,875,229
	HEALTHCARE-PRODUCTS - 4.22%
695,700	Hill-Rom Holdings, Inc.	24,502,554

	HEALTHCARE-SERVICES - 4.45%
586,435	Centene Corp. *	25,826,597

	HOME BUILDERS - 3.43%
542,335	Thor Industries, Inc.	19,952,505

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Unaudited) (Continued)
March 31, 2013

Shares		Market Value

	MACHINERY - 13.28%
583,275	AGCO Corp.	$ 30,400,293
379,100	IDEX Corp.	20,251,522
86,975	Middleby Corp. *	13,233,246
201,499	Nordson Corp.	13,288,859
		77,173,920
	METAL FABRICATE/HARDWARE - 3.41%
349,752	Timken Co.	19,788,968

	MISCELLANEOUS MANUFACTURING - 7.93%
427,930	Koppers Holdings, Inc.	18,820,361
601,668	Trinity Industries, Inc.	27,273,611
		46,093,972
	OIL & GAS - 3.98%
1,031,649	Newfield Exploration Co. *	23,129,571

	OIL & GAS SERVICES - 4.36%
277,900	CARBO Ceramics, Inc.	25,308,353

	RECREATIONAL PRODUCTS - 1.87%
117,275	Polaris Industries, Inc.	10,846,765

	SOFTWARE - 4.23%
989,000	Broadridge Financial Solutions, Inc.	24,566,760

	TOTAL COMMON STOCK	533,137,645
	( Cost - $430,055,640)

	SHORT-TERM INVESTMENTS - 11.10%
64,473,459	Dreyfus Institutional Reserve Money Market Fund, 0.00% +	64,473,459
	( Cost - $64,473,459)

	TOTAL INVESTMENTS - 102.87%
	( Cost - $494,529,099) (a)	597,611,104
	LIABILITIES IN EXCESS OF OTHER ASSESTS - (2.87)%	(16,699,128)
	NET ASSETS - 100.00%	$ 580,911,976

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Unaudited) (Continued)
March 31, 2013

* Non-Income producing security.
+ Money market fund; interest rate reflects the seven-day effective yield on March 31, 2013.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $495,383,764 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appeciation:	$ 110,772,127
Unrealized Depreciation:	(8,544,787)
Net Unrealized Appreciation:	$ 102,227,340

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
US Equity Fund - Schedule of Investments (Unaudited)
March 31, 2013

Shares		Market Value

	COMMON STOCK - 91.39%
	APPAREL - 5.49%
27,505	Columbia Sportswear Co.	$ 1,591,989
17,880	Hanesbrands, Inc. *	814,613
		2,406,602
	COMMERCIAL SERVICES - 3.51%
102,335	Western Union Co.	1,539,118

	CONSTRUCTION SERVICES - 10.64%
36,075	Chicago Bridge & Iron Co. NV	2,240,258
51,155	URS Corp.	2,425,259
		4,665,517
	DIVERSIFIED FINANCIAL SERVICES - 4.30%
12,295	Affiliated Managers Group, Inc. *	1,888,143

	ELECTRIC - 4.10%
25,725	OGE Energy Corp.	1,800,236

	ENVIRONMENTAL CONTROL - 4.51%
110,140	Darling International, Inc. *	1,978,114

	FOOD PROCESSING - 8.63%
72,795	Safeway, Inc.	1,918,148
70,475	Smithfield Foods, Inc. *	1,866,178
		3,784,326
	FOREST PRODUCT & PAPER - 4.46%
53,880	MeadWestvaco Corp.	1,955,844

	HEALTHCARE-SERVICES - 4.94%
49,155	Centene Corp. *	2,164,786

	HOME BUILDERS - 3.43%
40,880	Thor Industries, Inc.	1,503,975

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
US Equity Fund - Schedule of Investments (Unaudited) (Continued)
March 31, 2013

Shares		Market Value

	MACHINERY - 15.62%
44,250	AGCO Corp.	$ 2,306,311
11,830	Flowserve Corp.	1,984,009
34,510	IDEX Corp.	1,843,524
10,845	Nordson Corp.	715,228
		6,849,072
	METAL FABRICATE/HARDWARE - 5.25%
40,690	Timken Co.	2,302,240

	MISCELLANEOUS MANUFACTURING - 5.31%
51,335	Trinity Industries, Inc.	2,327,016

	OIL & GAS - 4.99%
97,650	Newfield Exploration Co. *	2,189,313

	RECREATIONAL PRODUCTS - 1.71%
8,125	Polaris Industries, Inc.	751,481

	SOFTWARE - 4.50%
79,520	Broadridge Financial Solutions, Inc.	1,975,277

	TOTAL COMMON STOCK	40,081,060
	( Cost - $34,004,942)

	SHORT-TERM INVESTMENTS - 10.77%
4,724,273	Dreyfus Institutional Reserve Money Market Fund, 0.00% +	4,724,273
	( Cost - $4,724,273)

	TOTAL INVESTMENTS - 102.16%
	( Cost - $38,729,215) (a)	44,805,333
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.16)%	(945,832)
	NET ASSETS - 100.00%	$ 43,859,501

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
US Equity Fund - Schedule of Investments (Unaudited) (Continued)
March 31, 2013

* Non-Income producing security.
+ Money market fund; interest rate reflects the seven-day effective yield on March 31, 2013.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $38,733,326 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appeciation:	$ 6,551,466
Unrealized Depreciation:	(479,459)
Net Unrealized Appreciation:	$ 6,072,007

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Assets and Liabilities (Unaudited)
March 31, 2013
	Small Cap	US Equity
	Fund	Fund
ASSETS:
Investments, at cost	$ 494,529,099	$ 38,729,215
Investments in securities, at value	$ 597,611,104	$ 44,805,333
Receivable for fund shares sold	1,881,501	18,956
Receivable for securities sold	1,246,193	-
Dividends and interest receivable	633,935	51,807
Prepaid expenses and other assets	99,981	43,008
Total Assets	601,472,714	44,919,104

LIABILITIES:
Payable for securities purchased	19,844,222	1,021,801
Payable for fund shares repurchased	257,047	-
Accrued advisory fees	355,659	9,760
Accrued distribution fees	62,548	2,349
Accrued expenses payable to other affiliates	23,039	8,636
Accrued expenses and other liabilities	18,223	17,057
Total Liabilities	20,560,738	1,059,603
Net Assets	$ 580,911,976	$ 43,859,501

NET ASSETS CONSIST OF:
Paid in capital	$ 474,864,154	$ 37,658,112
Accumulated net investment income	490,084	81,028
Accumulated net realized gain from
investment transactions	2,475,733	44,243
Net unrealized appreciation on investments	103,082,005	6,076,118
Net Assets	$ 580,911,976	$ 43,859,501

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Assets and Liabilities (Unaudited) (Continued)
March 31, 2013
	Small Cap	US Equity
	Fund	Fund
Investor Class
Net Assets	$ 341,197,955	$ 5,681,222
Shares Outstanding (no par value; unlimited number
of shares authorized)	13,396,605	510,397
Net Asset Value, offering price and redemption
price per share*	$ 25.47	$ 11.13

Institutional Class
Net Assets	$ 239,714,021	$ 36,207,443
Shares Outstanding (no par value; unlimited number
of shares authorized)	9,327,839	3,247,974
Net Asset Value, offering price and redemption
price per share*	$ 25.70	$ 11.15

Class C
Net Assets		$ 1,970,836
Shares Outstanding (no par value; unlimited number
of shares authorized)		177,726
Net Asset Value, offering price and redemption
price per share*		$ 11.09

_____________
*The Funds charge a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Operations (Unaudited)
For the six months ended March 31, 2013
	Small Cap	US Equity
	Fund	Fund
INVESTMENT INCOME:
Dividends (Net of foreign tax of $3,360 and $116 respectively)	$ 2,830,129	$ 162,673
Total investment income	2,830,129	162,673

EXPENSES:
Investment advisory fees	1,785,090	90,979
Distribution fees
Investor Class	315,196	2,259
Class C	-	4,472
Administration fees	55,810	15,437
Transfer agency fees	50,459	24,453
Accounting fees	35,712	18,095
Custody fees	22,955	4,890
Printing expense	15,599	7,335
Registration & filing fees	13,627	15,693
Chief Compliance Officer	11,930	1,869
Audit fees	9,116	6,358
Legal fees	8,886	7,826
Miscellaneous expenses	6,801	3,223
Insurance expense	4,468	2,445
Trustees' fees	4,396	3,179
Total expenses	2,340,045	208,513

Less: Expense reimbursement	-	(104,659)
Net expenses	2,340,045	103,854
Net investment income	490,084	58,819

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain from investment transactions	5,479,438	164,493
Net change in unrealized appreciation of investments	81,845,812	4,134,865
Net realized and unrealized gain on investments	87,325,250	4,299,358
Net increase in net assets resulting from operations	$ 87,815,334	$ 4,358,177

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
Small Cap Fund

	For the six	For the year
	months ended	ended
	March 31, 2013	September 30, 2012
NET INCREASE IN NET	(Unaudited)
ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 490,084	$ (140,550)
Net realized gain from investment transactions	5,479,438	14,809,849
Net change in unrealized appreciation
on investments	81,845,812	33,259,661
Net increase in net assets resulting
from operations	87,815,334	47,928,960

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Investor Class ($0.10 and $0.00 per share, respectively)	(1,091,526)	-
Institutional Class ($0.16 and $0.00 per share, respectively)	(1,057,279)	-
Distributions from net realized gains on investments
Investor Class ($0.78 and $1.24 per share, respectively)	(8,124,997)	(8,340,050)
Institutional Class ($0.78 and $1.24 per share, respectively)	(5,290,464)	(3,291,788)
Total distributions to shareholders	(15,564,266)	(11,631,838)

CAPITAL SHARE TRANSACTIONS: (Note 5)
Investor Class	83,282,195	97,205,449
Institutional Class	71,726,972	83,504,402
Total Capital Share Transactions	155,009,167	180,709,851

Net increase in net assets	227,260,235	217,006,973

NET ASSETS:
Beginning of period	353,651,741	136,644,768
End of period	$ 580,911,976	$ 353,651,741

Accumulated net investment income at end of period	$ 490,084	$ -

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
US Equity Fund

	For the six	For the period
	months ended	ended
	March 31, 2013	September 30, 2012*
NET INCREASE IN NET	(Unaudited)
ASSETS FROM OPERATIONS:
Net investment income	$ 58,819	$ 22,209
Net realized gain from investment transactions	164,493	1,170,706
Net change in unrealized appreciation (depreciation)
on investments	4,134,865	(1,036,860)
Net increase in net assets resulting
from operations	4,358,177	156,055

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Investor Class ($0.07 and $0.00 per share, respectively)	(2,305)	-
Institutional Class ($0.08 and $0.00 per share, respectively)	(110,449)	-
Class C ($0.05 and $0.00 per share, respectively)	(3,455)	-
Distributions from net realized gains on investments
Investor Class ($0.82 and $0.00 per share, respectively)	(26,644)	-
Institutional Class ($0.82 and $0.00 per share, respectively)	(1,094,015)	-
Class C ($0.82 and $0.00 per share, respectively)	(54,088)
Total distributions to shareholders	(1,290,956)	-

CAPITAL SHARE TRANSACTIONS: (Note 5)
Investor Class	5,052,608	252,365
Institutional Class	22,126,157	11,372,195
Class C	1,474,398	358,502
Total Capital Share Transactions	28,653,163	11,983,062

Net increase in net assets	31,720,384	12,139,117

NET ASSETS:
Beginning of period	12,139,117	-
End of period	$ 43,859,501	$ 12,139,117

Accumulated net investment income at end of period	$ 81,028	$ 22,209

* The Fund commenced operations April 10, 2012.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Investor Class

Selected data based on a share outstanding throughout each period.
	Six months		One year		One year		One year		One year		One year
	ended		ended		ended		ended		ended		ended
	Mar. 31,		Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,
	2013		2012		2011		2010		2009		2008
	(Unaudited)
Net asset value, beginning of period	$ 21.64		$ 17.41		15.94		12.55		13.89		17.35

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	0.02		(0.03)		(0.09)		(0.07)		0.00	(d)	0.00	(d)
Net realized and unrealized gain (loss)
on investments	4.69		5.50		1.56		3.46		(1.16)		(2.49)
Total from investment operations	4.71		5.47		1.47		3.39		(1.16)		(2.49)

LESS DISTRIBUTIONS:
From net investment income	(0.10)		-		-		-		-		-
From net realized gains on investments	(0.78)		(1.24)		-		-		(0.18)		(0.97)
Total distributions	(0.88)		(1.24)		-		-		(0.18)		(0.97)
Paid in capital from redemption fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$ 25.47		$ 21.64		$ 17.41		$ 15.94		$ 12.55		$ 13.89

Total return (b)	22.26%		32.12%		9.22%		27.01%		(7.92)%		(14.94)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 341,198		$ 214,667		$ 93,228		$ 53,504		$ 59,210		$ 71,045
Ratios to average net assets
Expenses, net of reimbursement	1.19%	(c)	1.25%		1.42%	(e)	1.50%	(e)	1.50%		1.50%
Expenses, before reimbursement	1.19%	(c)	1.25%		1.33%		1.43%		1.53%		1.60%
Net investment loss, net of reimbursement	0.15%	(c)	(0.15)%		(0.44)%		(0.51)%		(0.05)%		(0.01)%
Net investment loss, before reimbursement	0.15%	(c)	(0.15)%		(0.35)%		(0.44)%		(0.08)%		(0.11)%
Portfolio turnover rate	4%		31%		38%		28%		49%		52%

(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b)  Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.  Had the Manager not absorbed a portion of the expenses, total returns would have been lower.

(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.
(e) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Institutional Class *

Selected data based on a share outstanding throughout each period.
	Six months		One year		One year		One year
	ended		ended		ended		ended
	Mar. 31,		Sep. 30,		Sep. 30,		Sep. 30,
	2013		2012		2011		2010
	(Unaudited)
Net asset value, beginning of period	$ 21.84		$ 17.52		$ 15.99		$ 12.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	0.05		0.03		(0.02)		(0.04)
Net realized and unrealized gain
on investments	4.75		5.53		1.55		3.48
Total from investment operations	4.80		5.56		1.53		3.44

LESS DISTRIBUTIONS:
From net investment income	(0.16)		-		-		-
From net realized gains on investments	(0.78)		(1.24)		-		-
Total distributions	(0.94)		(1.24)		-		-
Paid in capital from redemption fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$ 25.70		$ 21.84		$ 17.52		$ 15.99

Total return (b)	22.46%		32.45%		9.57%		27.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 239,714		$ 138,985		$ 43,417		$ 17,781
Ratios to average net assets
Expenses	0.94%	(c)	1.01%		1.08%		1.19%
Net investment loss	0.40%	(c)	0.14%		(0.12)%		(0.25)%
Portfolio turnover rate	4%		31%		38%		28%

* The Fund commenced operations on September 30, 2009.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
US Equity Fund - Investor Class *

Selected data based on a share outstanding throughout the period.
	Six months		Period
	ended		ended
	Mar. 31,		Sep. 30,
	2013		2012 *
	(Unaudited)
Net asset value, beginning of period	$ 10.09		$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)	0.01		0.01
Net realized and unrealized gain
on investments	1.92		0.08
Total from investment operations	1.93		0.09

LESS DISTRIBUTIONS:
From net investment income	(0.07)		-
From net realized gains on investments	(0.82)		-
Total distributions	(0.89)		-
Paid in capital from redemption fees	0.00	(d)	-

Net asset value, end of period	$ 11.13		$ 10.09

Total return (b)	20.11%		0.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 5,681		$ 263
Ratios to average net assets
Expenses, net of reimbursement (c)	1.15%		1.15%
Expenses, before reimbursment (c)	2.14%		3.06%
Net investment income (loss), net of reimbursment (c)	0.37%		0.20%
Net investment loss, before reimbursment (c)	(0.63)%		(1.71)%
Portfolio turnover rate	4%		49%

* The Fund commenced operations on April 10, 2012.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
US Equity Fund - Institutional Class *

Selected data based on a share outstanding throughout the period.
	Six months		Period
	ended		ended
	Mar. 31,		Sep. 30,
	2013		2012 *
	(Unaudited)
Net asset value, beginning of period	$ 10.11		$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)	0.03		0.02
Net realized and unrealized gain
on investments	1.91		0.09
Total from investment operations	1.94		0.11

LESS DISTRIBUTIONS:
From net investment income	(0.08)		-
From net realized gains on investments	(0.82)		-
Total distributions	(0.90)		-
Paid in capital from redemption fees	0.00	(d)	-

Net asset value, end of period	$ 11.15		$ 10.11

Total return (b)	20.21%		1.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 36,207		$ 11,502
Ratios to average net assets
Expenses, net of reimbursement (c)	0.90%		0.90%
Expenses, before reimbursement (c)	1.89%		2.81%
Net investment income (loss), net of reimbursement (c)	0.62%		0.45%
Net investment loss, before reimbursement (c)	(0.38)%		(1.46)%
Portfolio turnover rate	4%		49%

* The Fund commenced operations on April 10, 2012.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
US Equity Fund - Class C *

Selected data based on a share outstanding throughout the period.
	Six months		Period
	ended		ended
	Mar. 31,		Sep. 30,
	2013		2012 *
	(Unaudited)
Net asset value, beginning of period	$ 10.08		$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	(0.02)		(0.02)
Net realized and unrealized gain
on investments	1.90		0.10
Total from investment operations	1.88		0.08

LESS DISTRIBUTIONS:
From net investment income	(0.05)		-
From net realized gains on investments	(0.82)		-
Total distributions	(0.87)		-
Paid in capital from redemption fees	0.00	(d)	-

Net asset value, end of period	$ 11.09		$ 10.08

Total return (b)	19.61%		0.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 1,971		$ 374
Ratios to average net assets
Expenses, net of reimbursement (c)	1.90%		1.90%
Expenses, before reimbursement (c)	2.89%		3.81%
Net investment income (loss), net of reimbursement (c)	(0.38)%		(0.55)%
Net investment loss, before reimbursement (c)	(1.38)%		(2.46)%
Portfolio turnover rate	4%		49%

* The Fund commenced operations on April 10, 2012.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2013

NOTE 1. ORGANIZATION

SouthernSun Small Cap Fund (“Small Cap”) and SouthernSun US Equity Fund (“US Equity”), collectively (the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, open-end management investment companies. Small Cap offers two classes of shares designated as Investor Class and Institutional Class.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares are subject to an annual distribution and service (12b-1) fee and the Instutional Class does not charge such a fee. US Equity offers three classes of shares designated as Investor Class, Institutional Class, and Class C.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares and Class C shares are subject to an annual distribution and service (12b-1) feebut the Insitiutional share class is not.  The primary investment objective of both Funds is long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2013

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2013

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2013 for the Funds’ assets measured at fair value:

     SouthernSun Small Cap

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$533,137,645	-	-	$533,137,645
Short-Term Investments	64,473,459	-	-	64,473,459
Total	$597,611.104	-	-	$597,611,104

     SouthernSun US Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$40,081,060	-	-	$40,081,060
Short-Term Investments	4,724,273	-	-	4,724,273
Total	$44,805,333	-	-	$44,805,333

*Please refer to the Schedule of Investments for Industry classifications.

The Funds did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Funds are required to include enhanced disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  During the six months ended March 31, 2013, the Funds did not hold any derivative instruments.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2013

dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for open tax years (2010-2012), or expected to be taken in the Funds’ 2013 return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.   Each Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification- The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are supervised under the direction of the Board, which is responsible for the overall management of the Funds.   SouthernSun Asset Management Inc. serves as the Funds’ Investment Adviser (the “Adviser”).  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2013

administration, fund accounting and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of each Fund.  For the six months ended March 31, 2013, the Adviser earned advisory fees of $1,785,090 for Small Cap and $90,979 for US Equity.

The Adviser has contractually agreed to waive its management fees and/or make payments to limit the Funds’ expenses, (exclusive of any front-end or contingent deferred loads, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) at least until January 31, 2014 for Small Cap and January 31, 2014 for US Equity so that the total net annual operating expenses of Small Cap’s Investor Class and Institutional Class shares do not exceed 1.50% and 1.25%, respectively, of average daily net assets and US Equity’s Investor Class, Institutional Class, and Class C shares do not exceed 1.34%, 1.09% and 2.09%, respectively, of average daily net assets. Waivers and expense payments may be recouped by the Adviser from a Fund, to the extent that overall expenses fall below the expense limitation, within three years of the fiscal year end during which the amounts were waived or reimbursed.  For the six months ended March 31, 2013, the Adviser waived fees in the amount of $104,659 for US Equity.

As of March 31, 2013, the following amounts are subject to recapture for US Equity by the Adviser by September 30 of the following years:

2016	2015	Totals
$ 104,659	$ 98,303	$ 202,962

Distributor – The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of the Investor Class shares and 1.00% of the average daily net assets of Class C shares of the US Equity Fund and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of each Funds’ respective shareholder accounts, not otherwise required to be provided by the Adviser.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  For the six months ended March 31, 2013, the Funds incurred distribution fees of:

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2013

	Investor Class	Class C
Small Cap	$315,196	-
US Equity	$2,259	$4,472

Trustees – Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Funds.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the six months ended March 31, 2013, amounted to $127,847,608 and $16,178,717, respectively for Small Cap and $25,778,504 and $813,185, respectively for US Equity.

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2013

NOTE 5. CAPITAL SHARE TRANSACTIONS

The Funds have unlimited shares of beneficial interest authorized with no par value.  Capital share transactions were as follows:

	Small Cap Fund Investor Class
	For the six months ended		For the year ended
	March 31, 2013 (Unaudited)		September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold	5,093,632	$ 120,296,062	9,327,773	$ 196,211,676
Reinvestment
of dividends	391,780	8,936,501	394,660	7,766,916
Shares redeemed	(2,010,544)	(45,961,221)	(5,155,696)	(106,798,604)
Redemption fees**	-	10,853	-	25,461
Net increase	3,474,868	$ 83,282,195	4,566,737	$ 97,205,449

	Small Cap Fund Institutional Class
	For the six months ended		For the year ended
	March 31, 2013 (Unaudited)		September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold	3,778,594	$ 90,155,399	5,084,244	$ 108,585,125
Reinvestment
of dividends	211,501	4,864,521	157,743	3,128,060
Shares redeemed	(1,025,344)	(23,292,948)	(1,356,531)	(28,224,921)
Redemption fees**	-	-	-	16,138
Net increase	2,964,751	$ 71,726,972	3,885,456	$ 83,504,402

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2013

	US Equity Fund Investor Classs
	For the six months ended		For the period ended
	March 31, 2013 (Unaudited)		September 30, 2012*
	Shares	Dollars	Shares	Dollars
Shares sold	488,091	$ 5,093,274	30,618	$ 294,857
Reinvestment
of dividends	2,021	20,190	-	-
Shares redeemed	(5,815)	(60,944)	(4,518)	(42,492)
Redemption fees**	-	88	-	-
Net increase	484,297	$ 5,052,608	26,100	$ 252,365

	US Equity Fund Institutional Classs
	For the six months ended		For the period ended
	March 31, 2013 (Unaudited)		September 30, 2012*
	Shares	Dollars	Shares	Dollars
Shares sold	2,135,516	$ 22,389,894	1,137,998	$ 11,372,195
Reinvestment
of dividends	15,114	151,135	-	-
Shares redeemed	(40,654)	(415,459)	-	-
Redemption fees**	-	587	-	-
Net increase	2,109,976	$ 22,126,157	1,137,998	$ 11,372,195

	US Equity Fund Class C
	For the six months ended		For the period ended
	March 31, 2013 (Unaudited)		September 30, 2012*
	Shares	Dollars	Shares	Dollars
Shares sold	135,899	$ 1,427,613	37,406	$ 361,319
Reinvestment
of dividends	5,771	57,543	-	-
Shares redeemed	(1,073)	(10,788)	(277)	(2,817)
Redemption fees**	-	30	-	-
Net increase	140,597	$ 1,474,398	37,129	$ 358,502

* The Fund commenced operations on April 10, 2012.

**The Funds charges a fee of 2.00% on redemptions of shares held for less than 30 days.

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2013

NOTE 6.   TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following fiscal years for the Small Cap Fund was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2012	September 30, 2011
Ordinary Income	$ 3,971,755	$ -
Long-Term Capital Gain	7,660,083	-
Total	$ 11,631,838	$ -

The US Equity Fund did not have distributions to shareholders for the fiscal year ended September 30, 2012.

As of September 30, 2012, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital	Late Year and	Unrealized	Total
	Ordinary	Long-Term	Loss	Post October	Appreciation/	Accumulated
	Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
Small Cap Fund	$ 3,076,019	$ 10,339,207	$ -	$ -	$ 20,381,528	$ 33,796,754
US Equity Fund	222,322	974,704	-	-	1,937,142	3,134,168

The difference between the book basis and tax basis for unrealized appreciation and undistributed ordinary income is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of short-term capital gains.

Permanent book and tax differences primarily attributable to net operating losses, resulted in reclassification as of September 30, 2012 as follows:

Accumulated Net Realized
	Undistributed Net	Gain from Investment
	Investment Income	Transactions
Small Cap Fund	$ 140,550	$ (140,550)
US Equity Fund	-	-

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

NOTE 7. REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells its shares after holding them for less than 30 days. The redemption fee is paid directly to the respective Fund.  For the six months ended March 31, 2013, Small Cap’s Investor Class shares and Institutional Class shares assessed $10,853 and $0, respectively, in redemption fees. US Equity’s Investor Class shares, Institutional Class shares and Class C shares assessed $88, $587 and $30, respectively, in redemption fees.

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2013

NOTE 8. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Renewal of Advisory Agreement – SouthernSun Small Cap Fund (Unaudited) *

In connection with a meeting held on August 15, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between SouthernSun Asset Management, LLC (the “Adviser”) and the Trust, on behalf of SouthernSun Small Cap Fund (the “Fund”).

In its consideration of the renewal of the Agreement for the Fund, the Board did not identify any single factor as controlling.  Matters considered by the Board in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Adviser’s capabilities and the experience of its personnel.  The Board noted that one analyst left the Adviser, but that there were no changes in the Adviser’s management team.  The Board concluded that the Adviser continues to provide a level of service that is consistent with the Board’s expectations.

Performance.  With respect to performance, the Trustees noted that the 1-year returns for the Fund were favorable as compared to those of the Morningstar Category Average.  They further noted that the Fund’s returns since inception, 10.59%, outperformed its peer group, 8.04%, and the Morningstar category average, 7.03%.  The Board concluded that the Fund’s performance was relatively favorable.

Fees and Expenses.  The Board then examined the fees and expenses for the Fund.  The Board noted that the Fund’s annual fee is 0.85%, which is close to the average for the Fund’s Morningstar Category Average.  The Board considered the fees proposed to be charged to the Fund as compared to the average fee charged for the Adviser’s separately managed accounts, and noted that the proposed fee is lower, which they found to be another indicator of the reasonableness of the Fund’s fees.  The Board found the Fund’s fees and expenses to be reasonable.

Economies of Scale.  The Board next considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board noted that the Adviser does not anticipate that it will see meaningful economies of scale in the near term.  Thus, breakpoints are not reasonable at this point.  The Trustees concluded that, based on the current size of the Fund, attempts to negotiate breakpoints were not appropriate at this time.  After discussion, the Board’s consensus was that the existing fees were reasonable, but that as the Fund continues to grow, the issue of economies of scale should be revisited.

Profitability.  The Board considered the anticipated profits to be realized by the Adviser in connection with the management of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits realized by the Adviser from other activities related to the Fund.  The Board noted that the Adviser received residual 12b-1 fees that helps the Adviser pay for its distribution related efforts, and that the Adviser intends to renew its expense cap.  The Board agreed that excess profitability was not a concern at this time.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board determined that renewing the Agreement was in the best interests of the Fund and its shareholders.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

SouthernSun Funds

Shareholder Expense Example (Unaudited)

As a shareholder of a Funds you incur ongoing costs including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  Additionally, you may incur transactional costs in the form of redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on $1,000 invested on October 1, 2013, and held until March 31, 2013.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/12)	Ending Account Value (3/31/13)	Expenses Paid During Period* (10/1/12 to 3/31/13)
Small Cap Fund – Investor Class
Actual	$1,000.00	$1,222.60	$6.59
Hypothetical (5% return before expenses)	1,000.00	1,019.00	5.99
Small Cap Fund – Institutional Class
Actual	$1,000.00	$1,224.60	$5.21
Hypothetical (5% return before expenses)	1,000.00	1,020.24	4.73

 *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.19% and 0.94% for the Investor Class and Institutional Class, respectively,  multiplied by the average account value over the period, multiplied by 182/365 (to reflect the number of days in the six month period ended March 31, 2013).

 SouthernSun Funds

Shareholder Expense Example (Unaudited)(Continued)

	Beginning Account Value (10/1/12)	Ending Account Value (3/31/13)	Expenses Paid During Period* (10/1/12 to 3/31/13)
US Equity Fund – Investor Class
Actual	$1,000.00	$1,122.00	$6.08
Hypothetical (5% return before expenses)	1,000.00	1,019.20	5.79
US Equity Fund – Institutional Class
Actual	$1,000.00	$1,122.90	$4.76
Hypothetical (5% return before expenses)	1,000.00	1,020.44	4.53
US Equity Fund – Class C
Actual	$1,000.00	$1,120.20	$10.04
Hypothetical (5% return before expenses)	1,000.00	1,015.46	4.52

*Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.15%, 0.90% and 1.90% for the Investor Class, Institutional Class, and Class C respectively,  multiplied by the average account value over the period, multiplied by 182/365 (to reflect the number of days in the six month period ended March 31, 2013).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

SouthernSun Asset Management LLC

6000 Poplar Avenue, Suite 220

Memphis, TN 38119

Administrator and

Fund Accountant

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Shareholder Information:

1-866-672-3863

How to Obtain Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-672-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-672-3863.

SOUTHERNSUN SMALL CAP FUND

SOUTHERNSUN US EQUITY FUND

SEMI-ANNUAL REPORT

MARCH 31, 2013

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the SouthernSun Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew Rogers

       Andrew B. Rogers, President

Date

6/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

        Andrew B. Rogers, President

Date

6/4/13

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

6/4/13